UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) December 21, 2004

                        Commission File Number 000-28638

                                 BMB MUNAI, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                 NEVADA                                    30-0233726
    -------------------------------            -------------------------------
    (State or other jurisdiction of            (I.R.S. Employer Identification
     incorporation or organization)                          Number)

                    20A Kazibek Bi Street, Almaty, Kazakhstan
                    -----------------------------------------
                    (Address of principal executive offices)

                                     480100
                                  ------------
                                   (Zip Code)

                              +7 (3272) 58-85-17/47
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                (Registrant's Executive Office Telephone Number)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Appointment of Director

         At the Annual Meeting of Stockholders of BMB Munai, Inc., (the "Company") held on October 8, 2004, the stockholders of the Company approved the creation of a directorship position and authorized the Board of Directors to appoint an individual who could meet the qualifications of a "financial expert." On December 22, 2004, the Board of Directors appointed Troy F. Nilson to fill the vacant directorship. Mr. Nilson is independent and is expected to serve as the financial expert on the Company's audit committee. Mr. Nilson will also serve on the Company's compensation committee. Mr. Nilson has been appointed as a Class I director and will stand for re-election at the 2005 annual meeting of Company stockholders. Following is a brief description of the business experience of Mr. Nilson during the past five years.

         Troy F. Nilson, CPA. Since February 2001, Mr. Nilson has served as an Audit Partner with Chisholm, Beirwolf & Nilson, Certified Public Accountants, in Bountiful, Utah. From December 2000 to February 2001, he served as an Audit Manager for Crouch, Bierwolf & Associates, Certified Public Accountants, in Salt Lake City, Utah. Prior to that time, Mr. Nilson served as the Senior Auditor for Intermountain Power Agency in Salt Lake City, Utah from March 1995 to December 2000. In past five years, Mr. Nilson has extensive public and private company audit, audit review and Securities and Exchange Commission disclosure and reporting experience. Mr. Nilson received licensure as a Certified Public Accountant in 1997. Mr. Nilson earned a Masters of Science Degree in Business Information Systems from Utah State University in December 1992, and a Bachelor of Science in Accounting from Utah State University in August 1990. Mr. Nilson is not a director or nominee of any other reporting company. Mr. Nilson is 39 years old.

Item 8.01  Other Events

         At the Annual Meeting of Stockholders of the Company held in October 2004, the stockholders approved a change of domicile of the Company from the State of Delaware to the State of Nevada. On December 21, 2004, the Company received notification that the change of domicile has been completed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BMB MUNAI, INC.



Date: December 22, 2004                       By: /s/ Alexandre Agaian
                                              ---------------------------------
                                              Alexandre Agaian, President

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